SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

  Date  of  Report  (Date  of earliest event reported) May 31, 1997


                     SUPERIOR ENERGY SERVICES, INC.
         (Exact name of registrant as specified in its charter)


Delaware                        0-20310                     75-2379388
(State or other          (Commission File Number)        (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)

     1503 Engineers Road, Belle Chasse, Louisiana            70037
     (Address  of  principal executive offices)            (Zip Code)



                             (504) 393-7774
          (Registrant's telephone number, including area code)


                                  N/A
       (Former name or former address, if changed since last report.)


Item 2:  Acquisition or Disposition of Assets

 Pursuant to an Agreement and Plan of Merger dated as of May 31, 1997, by and among Superior Energy Services, Inc. ("Superior"), Tong Rentals and Supply Acquisition, Inc. ("Tong Acquisition"), Tong Rentals and Supply Company, Inc. ("Tong") and Rufus L. Patin, the sole shareholder of Tong, Superior acquired Tong effective as of May 31, 1997. The acquisition was accomplished by the merger of Tong with and into Tong Acquisition, a wholly-owned subsidiary of Superior, formed for this purpose, (the "Merger") with the effect that Tong has become a wholly-owned subsidiary of Superior. Upon consummation of the Merger, the outstanding shares of common stock of Tong were converted into rights to receive an aggregate of (i) 1,100,000 restricted shares of Superior's authorized and unissued common stock, and (ii) $5,500,000 cash.

 Superior is not aware of any material relationships between
itself,  its  affiliates,  directors  or  officers   or  any
associates of its directors or officers with Mr. Patin.

 Tong is and following the Merger will continue to be engaged in the business of renting power swivels, power tongs, and related oilfield rental tools.


Item 7.  Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired

 It is impracticable to provide the financial statements of Tong Rentals and Supply Company, Inc. required by this item at the time this Current Report on Form 8-K is filed. The required financial statements will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

 It is impracticable to provide the pro forma financial information of Tong Rentals and Supply Company, Inc. required by this item at the time this Current Report on Form 8-K is filed. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

(c)  Exhibits.

 2.1.Agreement and Plan of Merger dated as of  May 31, 1997, by and among Superior Energy Services, Inc., Tong Rentals and Supply Acquisition, Inc., Tong Rentals and Supply Company, Inc. and Rufus L. Patin. The following attachments are omitted from herein and will be provided to the Commission upon request: Form of Certificate of Merger, Form of Employment Agreement, and Form of Disclosure Schedule.



                          SIGNATURES

 Pursuant to the requirements of   the  Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUPERIOR ENERGY SERVICES, INC.



                             By:  /s/ Robert S. Taylor
                                -------------------------------
                                        Robert S. Taylor
                                    Chief Financial Officer
                                  and duly authorized officer

Dated:  June 13, 1997